Fannie Mae Quarterly Financial Supplement Q2 2018 August 2, 2018 © 2018 Fannie Mae. Trademarks of Fannie Mae.

§ Some of the terms and other information in this presentation are defined and discussed more fully in Fannie Mae’s Form 10-Q for the quarter ended June 30, 2018 (“Q2 2018 10-Q”) and Form 10-K for the year ended December 31, 2017 (“2017 Form 10-K”). This presentation should be reviewed together with the Q2 2018 10-Q and the 2017 Form 10-K, which are available at www.fanniemae.com in the “About Us—Investor Relations—SEC Filings” section. Information on or available through the company's website is not part of this supplement. § Some of the information in this presentation is based upon information from third-party sources such as sellers and servicers of mortgage loans. Although we generally consider this information reliable, we do not independently verify all reported information. § Due to rounding, amounts reported in this presentation may not add to totals indicated (or 100%). § Unless otherwise indicated, data labeled as "YTD 2018" is as of June 30, 2018 or for the first six months of 2018. Data for prior years is as of December 31 or for the full year indicated. § Note references are to endnotes, appearing on pages 22 to 24. § Terms used in presentation CAS: Connecticut Avenue Securities® CIRT™: Credit Insurance Risk Transfer™ CRT: credit risk transfer DTI ratio: Debt-to-income ratio DUS® : Fannie Mae’s Delegated Underwriting and Servicing program GDP: U.S. gross domestic product HARP ®: Home Affordable Refinance Program, which allows eligible Fannie Mae borrowers with high LTV ratio loans to refinance into more sustainable loans LTV ratio: loan-to-value ratio MSA: metropolitan statistical area MTMLTV ratio: mark-to-market loan-to-value ratio OLTV ratio: origination loan-to-value ratio Refi Plus™: our Refi Plus initiative, which offers refinancing flexibility to eligible Fannie Mae borrowers REO: real estate owned TCCA: Temporary Payroll Tax Cut Continuation Act of 2011 UPB: unpaid principal balance © 2018 Fannie Mae. Trademarks of Fannie Mae. Q2 2018 Financial Supplement 1

Table of Contents Financial Overview Corporate Financial Highlights 4 Market Liquidity 5 Key Market Economic Indicators 6 Treasury Draws and Dividend Payments 7 Single-Family Business Single-Family Highlights 9 Certain Credit Characteristics of Single-Family Loan Acquisitions 10 Certain Credit Characteristics of Single-Family Conventional Guaranty Book of Business 11 Single-Family Credit Risk Transfer 12 Single-Family Problem Loan Statistics 13 Credit Loss Concentration of Single-Family Conventional Guaranty Book of Business 14 Single-Family Cumulative Default Rates 15 Multifamily Business Multifamily Highlights 17 Certain Credit Characteristics of Multifamily Acquisitions 18 Certain Credit Characteristics of Multifamily Guaranty Book of Business 19 Multifamily Serious Delinquency Rates and Credit Losses 20 Endnotes Financial Overview Endnotes 22 Single-Family Business Endnotes 23 Multifamily Business Endnotes 24 © 2018 Fannie Mae. Trademarks of Fannie Mae. Q2 2018 Financial Supplement 2

Financial Overview © 2018 Fannie Mae. Trademarks of Fannie Mae. Q2 2018 Financial Supplement 3

# Corporate Financial Highlights

## Summary of Q2 2018 Financial Results

| | 2Q18 | 1Q18 | Variance |
|---|---|---|---|
| Net interest income | $5,377 | $5,232 | $145 |
| Fee and other income | 239 | 320 | (81) |
| **Net revenues** | 5,616 | 5,552 | 64 |
| Investment gains, net | 277 | 250 | 27 |
| Fair value gains, net | 229 | 1,045 | (816) |
| Administrative expenses | (755) | (750) | (5) |
| Credit-related income | | | |
| Benefit for credit losses | 1,296 | 217 | 1,079 |
| Foreclosed property expense | (139) | (162) | 23 |
| Total credit-related income | 1,157 | 55 | 1,102 |
| Temporary Payroll Tax Cut Continuation Act of 2011 (TCCA) fees | (565) | (557) | (8) |
| Other expenses, net | (366) | (203) | (163) |
| Income before federal income taxes | 5,593 | 5,392 | 201 |
| Provision for federal income taxes | (1,136) | (1,131) | (5) |
| **Net income** | $4,457 | $4,261 | $196 |
| Other comprehensive income (loss) | 2 | (323) | 325 |
| **Total comprehensive income** | $4,459 | $3,938 | $521 |

## Sources of Net Interest Income and Retained Mortgage Portfolio Balance



% Net Interest Income
100%
80%
60%
40%
20%
0%
$413.3
$345.1
$272.4
$230.8
$225.8
2014
2015
2016
2017
YTD 2018
$1,000
$800
$600
$400
$200
$0
Retained Mortgage Portfolio ($) Billions
Net interest income from retained mortgage portfolio and other activities
Net interest income from guaranty fees and other consolidated trust income(1)
Retained mortgage portfolio at end of period

## Key Highlights

- Fannie Mae's net income was $4.5 billion in Q2 2018 compared to net income of $4.3 billion in Q1 2018.
- The increase in net income was driven primarily by an increase in credit-related income due to the redesignation of loans from held-for-investment to held-for-sale, as well as other factors, including an improvement in home prices during the quarter. The increase in net income was partially offset by lower fair value gains in Q2 2018 compared with Q1 2018.
- Fannie Mae's pre-tax income was $5.6 billion for Q2 2018 and $5.4 billion for Q1 2018, reflecting the strength of the company's underlying business fundamentals.

© 2018 Fannie Mae. Trademarks of Fannie Mae.

Q2 2018 Financial Supplement 4

Market Liquidity Key Highlights: Providing Liquidity to the Mortgage Market Liquidity Provided Fannie Mae provided $249 billion in liquidity to the mortgage market in the first half of 2018, through its purchases of loans and guarantees of loans and securities, which enabled the financing of: 3.0M 0.7M 0.8M 2.5M 550K 0.6M Home Purchases 0.4M 2.0M 1.1M 1.0M 1.2M 1.5M 411K 0.9M Refinancings 0.3M 1.0M 1.4M 0.6M 1.2M 1.0M 342K 0.5M 0.9M Rental Units 0.4M 0.0M 2014 2015 2016 2017 YTD 2018 Rental Units Mortgage Refinancings (Loans) Home Purchases (Loans) © 2018 Fannie Mae. Trademarks of Fannie Mae. Q2 2018 Financial Supplement 5

# Key Market Economic Indicators

## Benchmark Interest Rates



Rate (as of period end)
4.0%
2.0%
0.0%
2.83%
3.00%
3.13%
3.00%
3.60%
2.86%
2.79%
2.17%
2.27%
2.45%
2.41%
2.08%
1.45%
1.18%
0.90%
2014
2015
2016
2017
YTD 2018
10-year Treasury rate
2-year swap rate
30-year Fannie MBS par coupon rate

## Single-Family Home Price Growth Rate(2)



Home Price Growth
6.0%
4.0%
2.0%
0.0%
4.2%
4.6%
5.7%
5.7%
4.1%
2014
2015
2016
2017
YTD 2018
Change based on Fannie Mae national home price index

## U.S. GDP Growth Rate and Unemployment Rate(3)



Rate (as of period end)
6.0%
4.0%
2.0%
0.0%
5.60%
5.00%
4.70%
4.10%
4.10%
4.00%
2.40%
2.60%
1.50%
2.30%
2014
2015
2016
2017
YTD 2018
U.S. GDP Growth Rate, annualized for most recent period
U.S. Unemployment Rate

## One Year Home Price Change as of Q2 2018(2)
## United States 5.7%



WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
NJ
NH
MA
ME
AK
HI

### Top 10 States by UPB(2)

| | State Home Price Growth Rate | Share of Fannie Mae Single-Family Conventional Guaranty Book |
|---|---|---|
| CA | 9.3% | 19.5% |
| TX | 4.3% | 6.3% |
| FL | 7.1% | 5.7% |
| NY | 5.9% | 5.0% |
| IL | 3.2% | 3.7% |
| WA | 11.3% | 3.7% |
| NJ | 3.6% | 3.6% |
| VA | 3.5% | 3.4% |
| CO | 7.8% | 3.0% |
| PA | 3.9% | 3.0% |

State Growth Rate
- 0 to 4.9%
- 5 to 9.9%
- 10% and above

© 2018 Fannie Mae. Trademarks of Fannie Mae.

Q2 2018 Financial Supplement 6

Treasury Draws and Dividend Payments Treasury Draws and Dividend Payments: 2008 - YTD 2018 $167.3 $160.0 $144.8 $140.0 $119.8 $120.0 $116.1 $100.0 ( $ ) $80.0 B i l l i o n s $60.0 $40.0 $20.0 $12.0 $9.6 $3.7 $0.0 $0.0 $0.0 $0.9 (4) Draws from2008-D20iv1i5dend payments Draws from 20D16ividend payments Draws from 20D1i7vidend payments Draws fromYTD 2D0i1v8idend payments Draws from TotDailvidend payments Treasury to Treasury Treasury to Treasury Treasury to Treasury Treasury to Treasury Treasury to Treasury (5) Draws from Treasury Dividend payments to Treasury © 2018 Fannie Mae. Trademarks of Fannie Mae. Q2 2018 Financial Supplement 7

Single-Family Business © 2018 Fannie Mae. Trademarks of Fannie Mae. Q2 2018 Financial Supplement 8

# Single-Family Highlights

## Q2 2018

**$4,723M**
Net interest income

**$1,159M**
Credit-related income

**$278M**
Fair value gains, net

**$252M**
Investment gains, net

**$3,953M**
Net income

## Single-Family Conventional Loan Acquisitions[1]



$200
$150
$100
$50
$0
UPB ($) Billions
Basis Points
50
40
30
20
10
0
48.0
47.1
45.4
47.1
49.0
$121
$134
$128
$112
$110
$47
$50
$59
$52
$39
$74
$84
$69
$60
$72
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Refinance
Purchase
Average charged guaranty fee on new acquisitions, net of TCCA (bps)(2)

## Conventional Guaranty Book of Business[1]



$4,000
$3,000
$2,000
$1,000
$0
UPB ($) Billions
Basis Points
50
40
30
20
10
0
42.1
42.4
42.6
42.8
43.0
$2,823
$2,835
$2,850
$2,870
$2,877
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Average charged guaranty fee on conventional guaranty book, net of TCCA (bps)(2)
Average UPB outstanding of Single-Family conventional guaranty book

## Q2 2018 Market Share: New Single-Family Mortgage-Related Securities Issuances



Private-label securities
5%
Ginnie Mae
32%
Fannie Mae
36%
Freddie Mac
27%

## Key Highlights

- Single-Family net income was $4.0 billion in Q2 2018, driven by net interest income derived from the loans underlying Fannie Mae MBS in consolidated trusts, which primarily generate income through guaranty fees.
- Credit-related income in Q2 2018 was $1.2 billion, due to the redesignation of loans from held-for-investment to held-for-sale, as well as other factors, including an improvement in home prices during the quarter.
- The single-family guaranty book of business continued to grow in Q2 2018, while the average charged guaranty fee (net of TCCA fees) on the single-family guaranty book remained relatively flat in the second quarter compared to the prior quarter at 43 basis points.

© 2018 Fannie Mae. Trademarks of Fannie Mae.

Q2 2018 Financial Supplement 9

# Certain Credit Characteristics of Single-Family Loan Acquisitions

## Certain Credit Characteristics of Single-Family Conventional Loans by Acquisition Period

## YTD 2018 Acquisition Credit Profile by Certain Product Features

| Categories are not mutually exclusive | Q2 2017 | Q3 2017 | Q4 2017 | Full Year 2017 | Q1 2018 | Q2 2018 | Loans with OLTV Ratio > 90% | Loans with FICO Credit Score < 660[3] | Loans with DTI Ratio > 45%[4] |
|---|---|---|---|---|---|---|---|---|---|
| Total Unpaid Principal Balance (UPB) ($B) | $121.2 | $134.2 | $127.9 | $501.8 | $112.2 | $110.5 | $46.1 | $13.2 | $53.7 |
| Total UPB excluding Refi Plus ($B) | $117.6 | $131.5 | $125.2 | $487.7 | $110.3 | $109.1 | $45.7 | $12.4 | $53.7 |
| Weighted Average Origination LTV (OLTV) Ratio | 76% | 76% | 76% | 75% | 75% | 77% | 96% | 74% | 77% |
| Origination LTV Ratio > 90% | 19% | 20% | 18% | 18% | 19% | 23% | 100% | 16% | 22% |
| Weighted Average FICO® Credit Score[3] | 745 | 745 | 743 | 745 | 743 | 743 | 738 | 641 | 734 |
| FICO Credit Score < 660[3] | 5% | 5% | 6% | 6% | 6% | 6% | 5% | 100% | 7% |
| DTI Ratio > 45%[4] | 7% | 8% | 19% | 10% | 23% | 26% | 26% | 30% | 100% |
| Fixed-rate | 97% | 97% | 98% | 97% | 98% | 98% | 100% | 99% | 98% |
| Condo/Co-op | 10% | 10% | 10% | 10% | 9% | 10% | 9% | 7% | 10% |

## Origination Loan-to-Value Ratio


Weighted Average OLTV Ratio
Origination LTV > 90%
100%
80%
60%
40%
20%
0%
30%
20%
10%
0%
77%
75%
74%
75%
76%
18%
16%
15%
18%
21%
2014
2015
2016
2017
YTD 2018
OLTV > 90%
Weighted Average OLTV Ratio

## FICO Credit Score[3]


Weighted Average FICO Credit Score
FICO Credit Score < 660
800
600
400
200
0
14%
12%
10%
8%
6%
4%
2%
0%
744
748
750
745
743
7%
5%
4%
6%
6%
2014
2015
2016
2017
YTD 2018
FICO Credit Score < 660
Weighted Average FICO Credit Score

## Acquisitions by Loan Purpose


Share of Acquisitions
100%
80%
60%
40%
20%
0%
12%
20%
16%
52%
30%
19%
45%
33%
19%
44%
20%
22%
56%
16%
24%
59%
2014
2015
2016
2017
YTD 2018
Refi Plus including HARP
Refinance (excluding cash-out & Refi Plus)
Cash-out refinance
Purchase

© 2018 Fannie Mae. Trademarks of Fannie Mae.

Q2 2018 Financial Supplement 10

Certain Credit Characteristics of Single-Family Conventional Guaranty Book of Business Certain Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year and Product Features(5) Origination Year Certain Product Features (1) (3) As of June 30, 2018 Loans with Overall 2004 & Refi Plus FICO Credit Origination LTV (6) Categories are not mutually exclusive Book Earlier 2005-2008 2009-2015 2016 2017 2018 Including HARP Alt-A Score < 660 Ratio > 90% Total Unpaid Principal Balance (UPB) ($B) $2,881.4 $89.2 $161.9 $1,516.1 $490.1 $453.1 $171.0 $354.1 $65.4 $197.4 $494.0 Average Unpaid Principal Balance $168,532 $70,246 $130,031 $159,360 $216,738 $219,637 $229,697 $136,830 $139,123 $133,899 $176,653 Share of Single-Family Conventional Guaranty Book 100% 3% 6% 53% 17% 16% 6% 12% 2% 7% 17% (7) Serious Delinquency Rate 0.97% 3.00% 5.54% 0.50% 0.32% 0.19% 0.01% 0.83% 4.21% 4.23% 1.49% Weighted Average Origination LTV Ratio 75% 74% 76% 75% 74% 76% 77% 86% 79% 79% 101% Origination LTV Ratio > 90% 17% 14% 15% 17% 16% 19% 21% 38% 18% 24% 100% (8) Weighted Average Mark-to-Market LTV Ratio 56% 39% 64% 49% 61% 69% 75% 54% 60% 61% 76% (3) Weighted Average FICO Credit Score 745 700 695 752 751 744 742 730 709 628 733 (9) Share of Loans with Credit Enhancement 44% 7% 19% 37% 64% 61% 38% 11% 8% 33% 74% Fixed-rate 96% 79% 68% 98% 99% 98% 98% 99% 71% 91% 98% Weighted Average Mark-To-Market (3) (7) (10) FICO Credit Score Serious Delinquency Rate by Vintage Loan-to-Value (MTMLTV) Ratio 70% 10% 800 745 745 745 20% 8.39% 64% 744 744 62% 8.0% 60% 7.60% 60% 58% 56% 8% 6.39% 6.55% 600 15% 50% 6.0% 5.54% 6% 40% 5% 400 10% 4.0% 30% 8% 8% 4% 7% 3.26% 3.28% 7% 7% 3.06% 3.00% 3% 2.82% % M S 20% % e W T r 200 5% F M 1.89% i e o 2% I 2.0% i u C L g 1.55% 2% W 1.20% s h T O 1.24% e t D V e i 10% C 0.97% g 1% 1% e d > r h l e i A t 1 n 0.53% d e 0 v 0.36% 0.41% q 0.35% 0.36% i d e t 0 u r S A % e a 0% 0% 0 0% 0.0% c n v g o e c e r r y 2014 2015 2016 2017 YTD 2018 2014 2015 2016 2017 YTD 2018 2014 2015 2016 2017 YTD 2018 e M a R g < T e a M 6 t F % MTMLTV > 100% % FICO Credit Score < 660 e 6 I L Total single-family conventional guaranty book of business 0 C T O V Weighted Average MTMLTV Weighted Average FICO Credit Score 2004 and Prior C r e 2005-2008 d i t S 2009-2018 c o r e © 2018 Fannie Mae. Trademarks of Fannie Mae. Q2 2018 Financial Supplement 11

# Single-Family Credit Risk Transfer

## Single-Family Loans Included in Credit Risk Transfer Transactions, Balance of Covered Loans



$1,500
$1,000
$500
$0
UPB ($) Billions
40%
30%
20%
10%
0%
% Single-Family Conventional Guaranty Book
9%
15%
22%
32%
36%
$250
$429
$628
$927
$1,026
2014
2015
2016
2017
YTD 2018
% Single-family conventional guaranty book in a CRT transaction
UPB outstanding of loans in a CRT transaction[13]

## Single-Family Loans with Credit Enhancement

| Credit Enhancement | 2016 | | 2017 | | YTD 2018 | |
|---|---|---|---|---|---|---|
| | Outstanding UPB | Percent of Book Outstanding | Outstanding UPB | Percent of Book Outstanding | Outstanding UPB | Percent of Book Outstanding |
| Primary mortgage insurance & other[11] | $509B | 18% | $566B | 20% | $580B | 20% |
| Connecticut Avenue Securities® (CAS)[12] | $503B | 18% | $681B | 24% | $738B | 26% |
| Credit Insurance Risk Transfer™ (CIRT™)[13] | $101B | 4% | $181B | 6% | $202B | 7% |
| Lender risk-sharing[12] | $23B | 1% | $65B | 2% | $86B | 3% |
| (Less: loans covered by multiple credit enhancements) | ($211B) | (8%) | ($335B) | (12%) | ($349B) | (12%) |
| Total UPB of single-family loans with credit enhancement | $925B | 33% | $1,158B | 40% | $1,256B | 44% |

## Single-Family Credit Risk Transfer Issuance



$400
$300
$200
$100
$0
UPB ($) Billions
$32
$27
$233
$222
$239
$189
$40
$331
$240
$76
$410
$44
$265
$102
$160
$25
$103
$32
2013
2014
2015
2016
2017
YTD 2018
Lender risk-sharing
Connecticut Avenue Securities
Credit Insurance Risk Transfer

© 2018 Fannie Mae. Trademarks of Fannie Mae.

Q2 2018 Financial Supplement 12

Single-Family Problem Loan Statistics

Single-Family Serious Delinquency Rate by State as of June 30, 2018 [10]



WA
MT
ND
MN
OR
ID
SD
WI
WY
MI
NY
ME
NH
MA
AK
NE
IA
IL
IN
OH
PA
NJ
NV
UT
CO
KS
MO
MD
DE
WV
KY
VA
CA
OK
AR
TN
NC
SC
AZ
NM
MS
AL
GA
TX
LA
FL
HI
PR
VI
Less than 0.50%
0.50% to 0.99%
1.00% to 1.99%
2.00% to 2.99%
3.00% and Above

Top 10 States by UPB

State	Serious Delinquency Rate	Average Months to Foreclosure[14]
CA	0.36%	21
TX	1.00%	25
FL	2.51%	48
NY	1.66%	69
IL	1.05%	24
WA	0.42%	42
NJ	1.68%	60
VA	0.55%	15
CO	0.23%	17
PA	1.17%	26

Single-Family Loan Workouts



UPB ($) Billions
$40
$30
$20
$10
$0
Number of Loan Workouts (Thousands)
200
150
100
50
0
164.6K
$28.3
$6.6
$21.7
122.3K
$20.7
$4.2
$16.6
103.5K
$17.5
$3.1
$14.4
100.6K
$16.7
$2.1
$14.6
64.1K
$10.3
$9.7
2014
2015
2016
2017
YTD 2018
Foreclosure Alternatives(15)
Home Retention Solutions(16)
Total Loan Workouts

REO Ending Inventory



REO Ending Inventory
100K
80K
60K
40K
20K
0K
87K
57K
38K
26K
22K
2014
2015
2016
2017
YTD 2018
REO Ending Inventory

© 2018 Fannie Mae. Trademarks of Fannie Mae.

Q2 2018 Financial Supplement 13

# Credit Loss Concentration of Single-Family Conventional Guaranty Book of Business

| | % of Single-Family Conventional Guaranty Book of Business[17] | | | | | % of Single-Family Credit Losses[18] | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| **Certain Product Features** | 2014 | 2015 | 2016 | 2017 | YTD 2018 | 2014 | 2015 | 2016 | 2017 | YTD 2018 |
| Alt-A[9] | 4.2% | 3.7% | 3.1% | 2.5% | 2.3% | 17.4% | 29.3% | 24.9% | 21.9% | 25.2% |
| Interest Only | 2.5% | 2.1% | 1.7% | 1.2% | 1.0% | 10.2% | 18.0% | 12.2% | 15.7% | 16.3% |
| Origination LTV Ratio > 90% | 15.9% | 16.3% | 16.4% | 16.7% | 17.1% | 15.3% | 16.4% | 21.9% | 23.9% | 19.8% |
| FICO Credit Score < 660 and Origination LTV Ratio > 90%[3] | 2.0% | 2.0% | 1.8% | 1.7% | 1.6% | 6.6% | 6.5% | 8.8% | 9.0% | 8.1% |
| FICO Credit Score < 660[3] | 8.0% | 7.8% | 7.3% | 7.0% | 6.9% | 29.7% | 29.7% | 35.8% | 33.0% | 32.5% |
| Refi Plus including HARP | 19.1% | 17.6% | 15.4% | 13.2% | 12.3% | 10.4% | 7.8% | 14.0% | 15.9% | 12.3% |

| **Vintage** | 2014 | 2015 | 2016 | 2017 | YTD 2018 | 2014 | 2015 | 2016 | 2017 | YTD 2018 |
|---|---|---|---|---|---|---|---|---|---|---|
| 2009 - YTD 2018 | 80.5% | 84.1% | 87.4% | 90.3% | 91.3% | 13.3% | 10.3% | 19.0% | 23.1% | 18.6% |
| 2005 – 2008 | 12.2% | 10.1% | 8.1% | 6.2% | 5.6% | 74.7% | 77.6% | 64.7% | 64.8% | 68.4% |
| 2004 & Prior | 7.3% | 5.8% | 4.5% | 3.5% | 3.1% | 12.0% | 12.1% | 16.4% | 12.2% | 13.0% |

## % of Single-Family Conventional Guaranty Book of Business by State as of June 30, 2018


5.0%
3.6%
3.7%
5.7%
19.5%
62.5%
100%
$2.9T
All Other States
California
Florida
Illinois
New Jersey
New York

## % of Q2 2018 Single-Family Credit Losses by State


9.2%
10.0%
9.9%
11.8%
11.7%
47.4%
100%
$1.4B
All Other States
California
Florida
Illinois
New Jersey
New York

© 2018 Fannie Mae. Trademarks of Fannie Mae.

Q2 2018 Financial Supplement 14

Single-Family Cumulative Default Rates (19) Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year 2007 14.0% 2006 12.0% 10.0% 2005 8.0% C u m 6.0% u 2008 l a t i v e D e 2004 f a 4.0% u l t R a t e 2.0% 2003 2009 2010 2014 2012 2011 2013 2002 2018 2017 2016 2015 0.0% Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y r r r Y r r Y r r Y r r r r r r r r r r r r r r r r r r r r r r r r r r r r r 1 r 7 5 1 3 1 2 1 4 6 9 r r r 8 7 7 r 7 5 5 5 3 2 3 3 4 6 9 2 2 4 6 9 4 6 9 8 8 8 r r r - 1 - 1 - 1 1 - - 1 - - - - - - - - - 1 1 - 1 - - - - - Q - - - - - - - - - - - - - 1 - - - Q Q Q Q 1 1 1 Q 0 Q Q Q Q Q Q Q Q Q Q Q Q 0 Q 0 Q 0 Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q - - - - 1 - Q 3 2 4 1 1 - Q - 1 - Q Q 1 3 1 1 1 2 4 3 2 4 1 3 2 4 3 2 3 4 3 3 2 2 2 4 4 4 3 2 4 Q Q Q Q 1 3 2 Time Since Beginning of Origination Year 4 1 3 2 4 2002 2004 2006 2008 2010 2012* 2014* 2016* 2018* 2003 2005 2007 2009 2011 2013* 2015* 2017* * As of June 30, 2018, cumulative default rates on the loans originated from 2012-2018 was less than 1% © 2018 Fannie Mae. Trademarks of Fannie Mae. Q2 2018 Financial Supplement 15

Multifamily Business © 2018 Fannie Mae. Trademarks of Fannie Mae. Q2 2018 Financial Supplement 16

# Multifamily Highlights

| Q2 2018 |
| --- |
| $654M Net interest income |
| $170M Fee and other income |
| $49M Fair value losses |
| $2M Credit-related expense |
| $504M Net income |

## Acquisitions



UPB ($) Billions
$20.0
$15.0
$10.0
$5.0
$0.0
$13.2
$12.3
$16.2
$16.2
$20.3
$20.3
$11.3
$11.3
$14.5
$14.5
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Other rental business volume
Multifamily new business volume

## Guaranty Book of Business[1]



UPB ($) Billions
$400
$300
$200
$100
$0
95%
96%
96%
97%
97%
$257.2
$265.4
$277.3
$281.3
$287.6
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
100%
80%
60%
40%
20%
0%
Share of Multifamily Guaranty Book with Lender Risk Sharing
Share of guaranty book with lender risk-sharing
UPB outstanding of Multifamily guaranty book of business

## Multifamily Guaranty Fee and Credit Loss (Benefit) Ratio[2]



Basis Points
100
80
60
40
20
0
77.9
79.8
78.7
78.9
78.6
0.3
(2.4)
(0.8)
0.6
0.6
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Annualized credit loss (benefit) ratio
Average guaranty fee at end of period (bps)

## Key Highlights

- Multifamily net income was $504 million in Q2 2018, driven by net interest income, which consists primarily of guaranty fee revenue and fee and other income, driven by yield maintenance.
- Fair value losses in Q2 2018 were primarily the result of losses on commitments as a result of increasing interest rates during the commitment periods.
- The multifamily guaranty book of business continued to grow in Q2 2018, while the average charged guaranty fee on the multifamily guaranty book remained relatively flat as of June 30, 2018 compared to the prior quarter end at 79 basis points.

© 2018 Fannie Mae. Trademarks of Fannie Mae.

Q2 2018 Financial Supplement 17

Certain Credit Characteristics of Multifamily Acquisitions Certain Credit Chacteristics of Multifamily Loans by Acquisition Period Categories are not mutually exclusive 2014 2015 2016 2017 YTD 2018 Total Unpaid Principal Balance (UPB) ($B) $28.9 $42.4 $55.3 $67.1 $25.8 Weighted Average Origination LTV Ratio 68% 68% 68% 67% 65% Loan Count 2,361 2,869 3,335 3,861 1,645 (3) % Lender Recourse 99% 99% 99% 100% 100% (4) % DUS™ 99% 99% 99% 98% 99% Top 10 MSAs by YTD 2018 Origination Loan-to-Value Ratio Acquisitions by Note Type Acquisition UPB 100% 100% $1.0B $1.0B 13% 21% 20% 28% 23% $0.6B 80% 80% 48% 48% 50% $1.5B 57% 63% $0.9B 60% 60% Share of Acquistions: 40.1% Total UPB: $10.3B 87% 40% $0.6B 40% 79% 77% 80% $0.8B 72% S S h h a a r 51% 51% 49% r e e 43% o 20% $0.8B o 20% f 37% f A A c c q q u $1.5B u i i s s i 0% i 0% t $1.5B t i i o o n 2014 2015 2016 2017 YTD 2018 n 2014 2015 2016 2017 YTD 2018 s s % Origination LTV less than or equal to 70% Atlanta New York Variable Rate % Origination LTV greater than 70% and less than or equal to 80% Dallas Phoenix Fixed Rate % Origination LTV greater than 80% Denver San Francisco Houston Seattle Los Angeles Washington, DC © 2018 Fannie Mae. Trademarks of Fannie Mae. Q2 2018 Financial Supplement 18

Certain Credit Characteristics of Multifamily Guaranty Book of Business Certain Credit Characteristics of Multifamily Book of Business by Acquisition Year, Asset Class, or Targeted Affordable Segment Acquisition Year Asset Class or Targeted Affordable Segment (1) As of June 30, 2018 Overall 2004 & Conventional Privately Owned Categories are not mutually exclusive Book Eariler 2005 - 2008 2009 - 2015 2016 2017 2018 / Co-op(5) Senior(5) Student(5) Manufactured(5) with Subsidy(6) Total Unpaid Principal Balance (UPB) ($B) $287.6 $6.3 $10.6 $126.8 $51.9 $66.3 $25.7 $251.6 $15.4 $10.5 $10.1 $34.3 Average Unpaid Principal Balance ($M) $10.4 $4.6 $2.4 $9.5 $16.7 $17.4 $15.6 $9.9 $22.1 $18.2 $10.7 $9.0 Weighted Average Origination LTV Ratio 67% 71% 65% 66% 68% 67% 65% 67% 67% 67% 67% 70% % Fixed-rate 83% 20% 52% 90% 80% 81% 87% 84% 62% 80% 86% 68% Loan Count 27,745 1,379 4,393 13,394 3,117 3,815 1,647 25,531 698 576 940 3,830 % of Book 100% 2% 4% 44% 18% 23% 9% 87% 5% 4% 4% 12% % of Small Balance Loans(7) 41% 68% 86% 39% 18% 18% 19% 43% 2% 15% 28% 41% (3) % Lender Recourse 97% 95% 74% 96% 100% 100% 100% 97% 100% 99% 100% 96% % DUS(4) 98% 97% 87% 98% 99% 97% 99% 97% 98% 100% 100% 95% (8) Serious Delinquency Rate 0.10% 0.01% 0.44% 0.16% 0.02% 0.04% 0.11% 0.10% 0.23% Multifamily Book of Business UPB by Maturity Year Top 10 MSAs by UPB by Note Type 100% $1.8B$10.6B $8.1B $11.3B $12.2B 19% 20% 20% 18% 17% $15.3B $6.6B $8.6B 80% $21.9B $13.6B $8.4B 60% Share of Book Share of Book of Business: 100% of Business: 41.3% Total UPB: $287.6B Total UPB: $118.9B 82% 83% $6.6B $9.0B 40% 81% 80% 80% 20% S h $226.7B $20.4B a $25.5B r e o 0% f M 2014 2015 2016 2017 YTD 2018 u l t i f 2018 2021 Atlanta New York a Variable Rate m i 2019 2022 Chicago Phoenix l Fixed Rate y B 2020 Other Dallas San Francisco o o k Houston Seattle o f Los Angeles Washington, DC B u s i n e s s © 2018 Fannie Mae. Trademarks of Fannie Mae. Q2 2018 Financial Supplement 19

Multifamily Serious Delinquency Rates and Credit Losses (4) (9) DUS/Non-DUS Cumulative Credit Loss Rates by Acquisition Year Through YTD 2018 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 YTD 2018 2.0% 1.5% 1.4% 1.2% 1.1% 1.0% 0.9% 0.9% 0.9% 0.8% 0.7% C r e d 0.5% i 0.5% 0.4% t 0.4% L 0.3% o 0.3% s 0.2% 0.3% s 0.2% R 0.1% 0.1% 0.1% a 0.1% t 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% e 0.0% DUS Credit Loss Rate Total Credit Loss Rate Non-DUS Credit Loss Rate Serious Delinquency Rates(4) (8) Credit Loss (Benefit) Ratio(2) (10) 1.40% 1.36% 6.0 1.20% 1.20% 4.0 2.5 1.00% 0.92% 2.0 0.80% 0.6 0.71% 0.63% 0.0 0.59% 0.60% 0.55% B (0.2) (0.7) a s 0.44% 0.56% i s -2.0 0.50% P S 0.40% 0.34% o e (2.3) i n r (2.7) i 0.39% t o s u 0.24% s 0.21% 0.21% -4.0 D 0.20% 0.15% e 0.24% l 0.11% 0.11% i 0.10% n 0.18% 0.07% 0.05% q 0.05% u 0.10% e 0.00% 0.08% 0.07% 0.08% -6.0 n c y 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 YTD 2018 2013 2014 2015 2016 2017 YTD 2018 R a t e DUS Serious Delinquency Rate Non-DUS Serious Delinquency Rate Multifamily Total Serious Delinquency Rate © 2018 Fannie Mae. Trademarks of Fannie Mae. Q2 2018 Financial Supplement 20

Endnotes © 2018 Fannie Mae. Trademarks of Fannie Mae. Q2 2018 Financial Supplement 21

Financial Overview Endnotes (1) Guaranty fee income includes the impact of a 10 basis point guaranty fee increase implemented in 2012 pursuant to the Temporary Payroll Tax Cut Continuation Act of a 2011, the incremental revenue from which is remitted to Treasury and not retained by the company. (2) Home price estimates are based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of June 2018. UPB estimates are a based on data available through the end of June 2018. Including subsequent data may lead to materially different results. Home price change is not seasonally adjusted. (3) Source: Bureau of Economic Analysis. GDP growth rate is calculated using the quarterly annualized growth rate for the most recent period and the annual growth rate a for prior periods. (4) Under the terms of the senior preferred stock purchase agreement, dividend payments we make to Treasury do not offset our prior draws of funds from Treasury, and a we are not permitted to pay down draws we have made under the agreement except in limited circumstances. (5) Treasury draws are shown in the period for which requested, not when the funds were received by us. Draw requests have been funded in the quarter following a net worth deficit. © 2018 Fannie Mae. Trademarks of Fannie Mae. Q2 2018 Financial Supplement 22

Single-Family Business Endnotes (1) Single-family conventional loan population consists of: (a) single-family conventional mortgage loans of Fannie Mae; (b) single-family conventional mortgage loans underlying a Fannie Mae MBS; and (c) other credit enhancements that we provide on single-family mortgage assets, such as long-term standby commitments. It excludes non-Fannie Mae a single-family mortgage-related securities held in our retained mortgage portfolio for which we do not provide a guaranty. Conventional refers to mortgage loans and a mortgage-related securities that are not guaranteed or insured, in whole or in part, by the U.S. government or one of its agencies. (2) Calculated based on the average guaranty fee rate for our single-family guaranty arrangements during the period plus the recognition of any upfront cash payments over an a estimated average life. Excludes the impact of a 10 basis point guaranty fee increase implemented in 2012 pursuant to the TCCA, the incremental revenue from which is remitted to a Treasury and not retained by us. (3) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. (4) Population excludes HARP and other Refi Plus loans acquired under our Refi Plus™ initiative. (5) Calculated based on the aggregate unpaid principal balance of single-family loans for each category divided by the aggregate unpaid principal balance of loans in our single-family a conventional guaranty book of business. Loans with multiple product features are included in all applicable categories. (6) For a description of our Alt-A loan classification criteria, refer to Fannie Mae’s 2017 Form 10-K. We discontinued the purchase of newly originated Alt-A loans in 2009, except for a those that represent the refinancing of a loan we acquired prior to 2009, which has resulted in our acquisitions of Alt-A mortgage loans remaining low and the percentage of the a book of business attributable to Alt-A to continue to decrease over time. (7) “Serious delinquency rate" refers to single-family conventional loans that are 90 days or more past due or in the foreclosure process in the applicable origination year, product a feature, or state, divided by the number of loans in our single-family conventional guaranty book of business in that origination year, product feature, or state. (8) The average estimated mark-to-market LTV ratio is based on the unpaid principal balance of the loan divided by the estimated current value of the property, which we calculate a using an internal valuation model that estimates periodic changes in home value. Excludes loans for which this information is not readily available. (9) Percentage of loans in our single-family conventional guaranty book of business, measured by unpaid principal balance, included in an agreement used to reduce credit risk by a requiring collateral, letters of credit, mortgage insurance, corporate guarantees, inclusion in a credit risk transfer transaction reference pool, or other agreement that provides for a our compensation to some degree in the event of a financial loss relating to the loan. Because we include loans in reference pools for our Connecticut Avenue Securities and Credit a Insurance Risk Transfer credit risk transfer transactions on a lagged basis (typically about six months to one year after we initially acquire the loans), we expect the percentage of a our 2017 and 2018 single-family loan acquisitions with credit enhancement will increase in the future. (10) The aggregate estimated mark-to-market LTV ratio is based on the unpaid principal balance of the loan as of the end of each period divided by the estimated value of the property a as of the end of the period. (11) Refers to loans included in an agreement used to reduce credit risk by requiring primary mortgage insurance, collateral, letters of credit, corporate guarantees, or other agreements a to provide an entity with some assurance that it will be compensated to some degree in the event of a financial loss. Excludes loans covered by credit risk transfer transactions a unless such loans are also covered by primary mortgage insurance. (12) Outstanding unpaid principal balance represents the underlying loan balance, which is different from the reference pool balance for CAS and some lender risk-sharing a transactions. (13) Includes mortgage pool insurance transactions covering loans with an unpaid principal balance of approximately $3 billion at issuance and approximately $5 billion outstanding a as of June 30, 2018. (14) Measured from the borrowers’ last paid installment on their mortgages to when the related properties were added to our REO inventory for foreclosures completed during the first a six months of 2018. Home Equity Conversion Mortgages insured by the Department of Housing and Urban Development are excluded from this calculation. (15) Consists of (a) short sales, in which the borrower, working with the servicer and Fannie Mae, sells the home prior to foreclosure for less than the amount owed to pay off the loan, a accrued interest and other expenses from the sale proceeds and (b) deeds-in-lieu of foreclosure, which involve the borrower’s voluntarily signing over title to the property. (16) Consists of (a) modifications, which do not include trial modifications, loans to certain borrowers who have received bankruptcy relief that are accounted for as troubled debt a restructurings, or repayment plans or forbearances that have been initiated but not completed; (b) repayment plans, reflects only those plans associated with loans that were 60 a days or more delinquent; and (c) forbearances, not including forbearances associated with loans that were less than 90 days delinquent when entered. (17) Based on the unpaid principal balance (UPB) of the single-family conventional guaranty book of business as of period end. (18) Credit losses consist of (a) charge-offs net of recoveries and (b) foreclosed property expense (income). Percentages exclude the impact of recoveries that have not been allocated to a specific loans. (19) Defaults include loan foreclosures, short sales, sales to third parties at the time of foreclosure and deeds-in-lieu of foreclosure. Cumulative Default Rate is the total number of a single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. Data as of June 30, 2018 is not necessarily indicative of the ultimate performance of the loans and performance is likely to change, perhaps materially, in future periods. © 2018 Fannie Mae. Trademarks of Fannie Mae. Q2 2018 Financial Supplement 23

Multifamily Business Endnotes (1) Our multifamily guaranty book of business consists of: (a) multifamily mortgage loans of Fannie Mae; (b) multifamily mortgage loans underlying Fannie Mae MBS; a and (c) other credit enhancements that we provide on multifamily mortgage assets. It excludes non-Fannie Mae multifamily mortgage-related securities held in our a retained mortgage portfolio for which we do not provide a guaranty. (2) Credit loss (benefit) ratio represents the credit loss or benefit for the period divided by the average unpaid principal balance of the multifamily guaranty book of a business for the period. Credit benefits are the result of recoveries on previously charged-off amounts. (3) Represents the percentage of loans with lender risk-sharing agreements in place, measured by unpaid principal balance. (4) Under the Delegated Underwriting and Servicing (DUS) program, Fannie Mae acquires individual, newly originated mortgages from specially approved DUS lenders a using DUS underwriting standards and/or DUS loan documents. Because DUS lenders generally share the risk of loss with Fannie Mae, they are able to originate, a underwrite, close and service most loans without our pre-review. (5) See https://www.fanniemae.com/multifamily/products for definitions. Loans with multiple product features are included in all applicable categories. (6) The Multifamily Affordable Business Channel focuses on financing properties that are under an agreement that provides long-term affordability, such as properties a with rent subsidies or income restrictions. (7) Multifamily loans with an original unpaid balance of up to $3 million nationwide or up to $5 million in high cost markets. (8) Multifamily loans are classified as seriously delinquent when payment is 60 days or more past due. (9) Cumulative credit loss rate is the cumulative credit losses (gains) through June 30, 2018 on the multifamily loans that were acquired in the applicable period, as a a percentage of the total acquired unpaid principal balance of multifamily loans in the applicable period. (10) Credit loss (benefit) ratio is annualized for the most recent period. © 2018 Fannie Mae. Trademarks of Fannie Mae. Q2 2018 Financial Supplement 24